UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2010

PetroAlgae Inc.

(Exact name of registrant as specified in its charter)

Delaware	33-0301060
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1901 S. Harbor City Blvd., Suite 300 Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

321-409-7500

(Our telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

a)	On June 11, 2010, the board of directors of PetroAlgae Inc. (the “Company”) appointed Grant Thornton LLP (“Grant Thornton”) to serve as the Company’s independent registered public accounting firm, and dismissed Kingery & Crouse, P.A. (“Kingery & Crouse”) as the Company’s independent registered public accounting firm.

Kingery & Crouse’s report on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2009 and December 31, 2008, and on the Company’s consolidated statements of operations, stockholders’ (deficit) equity and cash flows for the period from inception (September 22, 2006) to December 31, 2009, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained explanatory language that the Company has incurred significant losses from operations and has a working capital deficit and no revenue generating operations and that these factors raise substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2009, and December 31, 2008, respectively, and in the subsequent interim period through the date of the filing of this Form 8-K, the Company had (i) no disagreements with Kingery & Crouse on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kingery & Crouse, would have caused Kingery & Crouse to make reference to the subject matter of the disagreement in connection with its reports as of and for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Kingery & Crouse with a copy of the disclosures it is making in this Current Report and has requested that Kingery & Crouse furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company herein, and if not, stating the respects in which it does not agree. A copy of Kingery & Crouse’s letter, dated June 11, 2010 is filed as Exhibit 16.1 to this Current Report.

b)	During the fiscal years ended December 31, 2009, and December 31, 2008, respectively, and in the subsequent interim period through the filing of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Grant Thornton LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibit Index

Exhibit Number	Description

16.1	Letter from Kingery & Crouse, P.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROALGAE INC.

Date: June 14, 2010	By:	/S/ DAVID SZOSTAK
	Name:	David Szostak
	Title:	President